SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
------------------------
FORM 8-A


FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12 (b) OR 12 (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

BOOKDIGITAL.COM, INC.
-----------------------------------------------------------------------------
Exact name of Registrant as specified in its Charter)

          Delaware                                 22-3655703
-------------------------------------------     ---------------------
  (State of Incorporation or Organization)        (I.R.S. Employer
                                                  Identification No.)

65 Broadway, 5th Floor New York, New York                    10006
---------------------------------------------------     ---------------------
 ( Address of Principal Executive Offices)                 (Zip Code)


If this form relates to the registration of a class of securities pursuant to
Section 12 (b) of the Exchange Act and is effective pursuant to General Instruction A. (c), please check the following box [ ].

If this form relates to the registration of a class of securities pursuant to
Section 12 (g) of the Exchange Act and is effective pursuant to General Instruction A. (d), please check the following box [x].

       Securities Act Registration statement file number
                  to which this form relates:
                           333-83903

Securities to be registered pursuant to Section 12 (b) of the Act:

                  Common Stock, .001 par value
------------------------------------------------------------------------------
                          (Title of Class)

ITEM.    1.    Description of registrant's securities to be registered.

     The information included under the heading "Description of Securities" including subheading "Common Stock," of the Registration Statement on Form SB-2 of Bookdigital.com, Inc. (Registration No. (333-83903), as amended, is incorporated herein by reference.

ITEM.        2.     Exhibits.

     The following documents are included as exhibits as indicated, to the registration statement and incorporated herein by this reference:

          Exhibit Description                Exhibit No. In
                                             Registration Statement
          Certificate of Incorporation                 3.1
          of Registrant

          Bylaws of Registrant                         3.2

< PAGE>

                           SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                   Bookdigital.com, Inc.

Date: October 1, 1999                   By: Susan L. Schuler


                                   Name:  Susan L. Schuler
                                   Title:    Secretary